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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1996, except for
Note 13 as to which the date is April 23, 1996, on our audits of the financial statements of CardioGenesis Corporation.

                                                      COOPERS & LYBRAND L.L.P.

Palo Alto, California
May 21, 1996